SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2003

ESCO TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

8888 Ladue Road, Suite 200, St. Louis, Missouri	63124-2056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 20, 2003

ITEM 9. REGULATION FD DISCLOSURE

Operations and Financial Information Furnished

On November 20, 2003, the Company issued a press release announcing its fiscal fourth quarter and fiscal year 2003 financial and operating results. This press release is furnished as Exhibit 99.1, and incorporated herein by reference.

In addition, the Company announced in a press release issued on October 31, 2003 that a webcast of a fiscal fourth quarter/year-end conference call will be held on November 20, 2003 at 9:30 a.m., central time.

The press release furnished herewith will be posted to the Company’s website located at http://www.escotechnologies.com and can be viewed through the Investor Relations page of the website under the tab “Press Releases”, although the Company reserves the right to discontinue that availability at any time.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Operations and Financial Information Furnished

On November 20, 2003, the Company issued a press release (Exhibit 99.1 to this report) announcing its fiscal fourth quarter and fiscal year 2003 financial and operating results. The Company previously announced that a webcast of a fiscal fourth quarter/year-end conference call will be held on November 20, 2003, and the press release will be posted to the Company’s website. See Item 9, Regulation FD Disclosure, above.

Non-GAAP Financial Measures

The press release furnished herewith contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) in order to provide investors and management with an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The Company has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of “operational” sales, net earnings, earnings per share, results of operations and EBIT margin, and also of “EBIT from continuing operations,” “EBIT margin”, “free cash flow,” Filtration segment “operational” revenue and EBIT, and “EBITDA from continuing operations.”

The Company defines “operational” sales, net sales, net earnings, earnings per share, and results of operations as sales, net sales, net earnings, earnings per share, and results of operations in accordance with GAAP except for the exclusion of (i) asset impairment charges and severance charges related to the shutdown of the Filtration segment Puerto Rico facility and the move and restructuring of the Test segment UK operations, (ii) a one-time charge resulting from the termination of a Manufacturing and Supply Agreement (MSA) with Whatman HemaSure Inc., (iii) costs resulting from a Management Transition Agreement between the Company and its former Chairman (MTA), (iv) a gain from the settlement of certain patent litigation, and (v) a gain on the sale of Rantec Power Systems, Inc., which has been divested and is shown as “discontinued operations.” The Company defines “operational” EBIT margin as EBIT margin (defined below) with the foregoing exclusions. The Company’s management uses these “operational” results in evaluating the measures of continuing operations of the Company and believes that this information provides investors with additional insight into the period over period financial performance of the Company. The items excluded will not have a material effect on the Company’s results of operations after the fourth quarter ended September 30, 2003.

The Company defines “EBIT from continuing operations” as earnings before interest and taxes. The Company defines “EBIT margin” as EBIT from continuing operations as a percent of net sales. The Company’s management evaluates the performance of its operating segments based on EBIT from continuing operations and EBIT margin, and believes that EBIT from continuing operations and EBIT margin are useful to investors to demonstrate the operational profitability of the Company’s business segments by excluding interest and taxes, which are generally accounted for across the entire Company on a consolidated basis. EBIT from continuing operations is also one of the measures used by management in determining resource allocations within the Company and incentive compensation.

The Company defines “Free cash flow” as “Net cash provided by operating activities—continuing operations” less “Capital expenditures—continuing operations”. The Company’s management believes that free cash flow is useful to investors and management as a supplemental financial measurement in the evaluation of the Company’s business and believes that free cash flow may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements. Free cash flow can also be reinvested in the Company for future growth.

The Company defines Filtration segment “operational” revenue and EBIT as segment net sales and EBIT, excluding the costs related to the shutdown of the Puerto Rico facility, the gain from the settlement of certain patent litigation, revenue, costs and expenses relating to MicroSep businesses, and the MSA charge.

The Company defines “EBITDA” as earnings before interest, taxes, depreciation and amortization. The Company’s management uses EBITDA as a supplemental financial measurement in the evaluation of the Company’s business and believes that EBITDA may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements.

The presentation of the information described above is intended to supplement investors’ understanding of the Company’s operating performance. The Company’s non-GAAP financial measures may not be comparable to other companies’ non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings, cash flows, financial position, or comprehensive income (loss), as determined in accordance with GAAP.

Other Matters

The information contained in this report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 as amended or the Exchange Act.

Statements in this report, including Exhibit 99.1, regarding the results of future closures, consolidations, relocations, divestitures and real estate sales, the associated costs and resulting savings to be achieved, future fiscal 2004 revenues, gains/charges and earnings, contributions from new programs and products, the level of Co-op and IOU activity, momentum in the RF shielding and test market and other written or oral statements which are not strictly historical are “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this report. The Company’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company’s operations and business environment including, but not limited to: the timing and terms of the divestiture; further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; the Company’s successful exploitation of acquired intellectual property rights; the performance of discontinued operations prior to completing the divestiture; successful execution of planned facility closures, sales, consolidations and relocations with regard to the Company’s Puerto Rico facility and U.K. facility; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations including changes in accounting standards and taxation requirements; litigation uncertainty; and the Company’s successful execution of internal operating plans.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC

Dated: November 20, 2003	By:	/s/ G.E. Muenster

G.E. Muenster
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 20, 2003